Exhibit 99.1

CERTIFICATION

Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the quarterly report on Form 10-Q of Simtrol, Inc. (the “Company”) for the quarter ended September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Richard W. Egan, the President and Chief Executive Officer of the Company, hereby certifies that (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is signed on November 14, 2002.

/s/ Richard W. Egan
Richard W. Egan President and Chief Executive Officer

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